UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2005

PROVIDE COMMERCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50510	84-1450019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 Wateridge Vista Drive, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 638-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 15, 2005, the following executive officers of Provide Commerce, Inc. entered into stock selling plans, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, which authorize the sale of the maximum number of shares of Provide Commerce’s common stock set forth opposite such individual’s name and title:

Name	Title	Maximum Number of Shares
Mark Sottosanti	Senior Vice President and General Manager, ProFlowers	20,000
William Strauss	Chief Executive Officer	60,000

Each of these executive officers has informed Provide Commerce that any sales pursuant to his plan will comply with Rule 144. Each of these executive officers has represented to Provide Commerce that he had no knowledge of any material nonpublic information regarding the company when he adopted his plan. Any actual sales under these plans will be publicly disclosed under Rule 16a-3.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired — Not Applicable

(b) Pro Forma Financial Information — Not Applicable

(c) Exhibits

Exhibit No.	Description
99.1(1)	Form of Sales Plan for William Strauss

99.2	Form of Sales Plan for M. Sottosanti

(1)	Incorporated by reference to the Current Report on Form 8-K filed on September 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDE COMMERCE, INC.

Date: September 20, 2005	By:	/s/ Blake T. Bilstad
Blake T. Bilstad
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1(1)	Form of Sales Plan for William Strauss

99.2	Form of Sales Plan for M. Sottosanti

(1)	Incorporated by reference to the Current Report on Form 8-K filed on September 2, 2005.